NORTHERN TRUST CORPORATION 2020 Annual Meeting of Stockholders April 21, 2020 Michael G. O’Grady Chairman, President & Chief Executive Officer northerntrust.com | © 2020 NorthernTrust 1

FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of recent accounting pronouncements and legislation. Forward-looking statements may also include statements, other than those related to historical facts, that relate to the ongoing COVID-19 (coronavirus) pandemic and its impact on global economic and market conditions and Northern Trust’s business, financial condition, and results of operations. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward- looking statement as actual results may differ materially from those expressed or implied by forward- looking statements. Northern Trust assumes no obligation to update its forward-looking statements. northerntrust.com | © 2020 NorthernTrust 2

NORTHERN TRUST CORPORATION Service Relentless drive to provide exceptional service Expertise Resolving complex challenges with world Our class capabilities Clients Integrity Consistently acting with the Wealth highest ethics, utmost honesty Management and unfailing reliability northerntrust.com | © 2020 NorthernTrust 3

PRIMARY COMPONENTS OF OUR LONG-TERM STRATEGY HOLISTIC ORGANIC FOUNDATIONAL PRODUCTIVITY SOLUTIONS GROWTH STRENGTH northerntrust.com | © 2020 NorthernTrust 4

LONG-TERM STRATEGY Leverage our exceptional talent and technology to provide premier, holistic services tailored to meet our clients’ needs HOLISTIC SOLUTIONS northerntrust.com | © 2020 NorthernTrust 5

LONG-TERM STRATEGY Grow organically by creating innovative new services and delivering exceptional experiences to new client segments ORGANIC GROWTH northerntrust.com | © 2020 NorthernTrust 6

LONG-TERM STRATEGY Continually improve our productivity by designing and leveraging a scalable operating model PRODUCTIVITY northerntrust.com | © 2020 NorthernTrust 7

LONG-TERM STRATEGY Maintain our foundational strength with a strong, conservative balance sheet and a globally respected brand FOUNDATIONAL STRENGTH northerntrust.com | © 2020 NorthernTrust 8

2019 PERFORMANCE 16.2% 2019 FINANCIAL PERFORMANCE: 14.9% . Trust Fees up 3% 12.6% . Revenue up 2% 11.9% 11.5% . AUC/A up 19% 10.0% 9.5% 32.4% . AUM up 15% 26.9% 2019 SHAREHOLDER RETURNS: . Returned $1.7 billion of capital through dividends and share 115% repurchases 108% . Dividends per common share of $2.60, a 34% increase from 2018 2013 2014 2015 2016 2017 2018 2019 Noninterest Expense as a % of Trust & Investment Fees Pre-tax Margin1 Return on Equity 1 On an FTE basis northerntrust.com | © 2020 NorthernTrust 9

Shareholders ACHIEVE GREATER Clients v Community Partners northerntrust.com | © 2020 NorthernTrust 10

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APPENDIX: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following table presents a reconciliation of total revenue and pre-tax margin prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. Revenue & Pre-tax Margin FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 FY 2013 Revenue - Reported$ 6,073.1 $ 5,960.2 $ 5,375.3 $ 4,961.8 $ 4,702.6 $ 4,331.2 $ 4,089.3 Pre-Tax Income - Reported$ 1,944.1 $ 1,957.8 $ 1,633.9 $ 1,517.1 $ 1,465.0 $ 1,190.2 $ 1,075.5 FTE Adj.*$ 32.8 $ 41.2 $ 45.8 $ 25.1 $ 25.3 $ 29.4 $ 32.5 Revenue - FTE$ 6,105.9 $ 6,001.4 $ 5,421.1 $ 4,986.9 $ 4,727.9 $ 4,360.6 $ 4,121.8 Pre-Tax Income - FTE$ 1,976.9 $ 1,999.0 $ 1,679.7 $ 1,542.2 $ 1,490.3 $ 1,219.6 $ 1,108.0 Pre-Tax Margin - Reported 32.0% 32.8% 30.4% 30.6% 31.2% 27.5% 26.3% Pre-Tax Margin - FTE 32.4% 33.3% 31.0% 30.9% 31.5% 28.0% 26.9% * FTE Adjustment applies to both revenue and pre-tax income northerntrust.com | © 2020 NorthernTrust 12